SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                     _______________________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) of the

                 SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)  November 3, 1997


                    ACORN HOLDING CORP.
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       (Exact name of registrant as specified in charter)


   Delaware                814-29                59-2332857
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(State or other jurisdic-  (Commission     (IRS employer
tion of incorporation)     file number)    identification no.)


100 Park Avenue, New York, New York                   10017
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(Address of principal executive offices)           (Zip code)


Registrant's telephone number, including area code (212) 685-5654


               ACORN VENTURE CAPITAL CORPORATION
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  (Former name or former address, if changed since last report)











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Item 4.  Changes in Registrant's Certifying Accountant.

     (a) During the Registrant's two most recent fiscal years, the Registrant has engaged the accounting firm of Coopers & Lybrand L.L.P. ("C&L") as the independent accountants to audit the Registrant's financial statements. As referred to in Item 5 below, the stockholders of the Registrant approved the proposal to withdraw the Registrant's election to be treated as a business development company under the Investment Company Act of 1940 (the "Act"). Because the financial statements of the Registrant will, in the future, be prepared on a consolidated basis and Grant Thornton LLP ("Grant Thornton") is presently the auditor for the Registrant's principal subsidiary, the Registrant determined that it would be appropriate to engage Grant Thornton as the auditor for the Registrant for the fiscal year ended December 31, 1997. Accordingly, the Registrant notified C&L on November 3, 1997 that it will no longer utilize its services as independent accountants.

     (b) On November 3, 1997, the Registrant engaged the firm of Grant Thornton as its principal accountant to audit the Registrant's financial statements for the fiscal year ending December 31, 1997. The Registrant's decision to engage Grant Thornton as the Registrant's independent accountants was approved by its Board of Directors, upon recommendation of the Registrant's Audit Committee.

     (c) C&L's reports on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. However, there was an explanatory paragraph in each report relating to the valuation of investments being based on the best estimate of the Registrant's Board of Directors in the absence of readily ascertainable market values.

     (d) There has not occurred, during the two fiscal years ended December 31, 1996, or in the subsequent interim period, any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission) with respect to C&L.

     (e) During the two most recent fiscal years ended December 31, 1996, and in the subsequent interim period, there were no disagreements with C&L on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of C&L would have caused C&L to make reference to the subject matter of the disagreement in their reports on the Registrant's financial statements for such periods.

     (f) The Registrant is filing herewith the letter dated, November 10, 1997, from C&L addressed to the Securities and

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
Exchange Commission (the "SEC"), stating that it agrees with the statements contained herein.

Item 5.  Other Events.

      The Registrant held a Special Meeting of Stockholders (the "Special Meeting") on November 3, 1997, at which a majority of the outstanding voting shares of Common Stock, par value $.01 per share (the "Common Stock"), voted in favor of a proposal to withdraw the Registrant's election to be treated as a business development company under the Act. The Registrant filed on November 4, 1997 with the SEC a notification on Form N-54C to withdraw the Registrant's election to be subject to the provisions of Sections 55 through 65 of the Act. Accordingly, the Registrant is no longer subject to regulation under the Act.

          In addition, a vote of the majority of the outstanding voting shares of Common Stock at the Special Meeting, approved a proposal to amend the Registrant's Certificate of Incorporation to change the Registrant's name to "Acorn Holding Corp." The
Registrant has been assigned a new CUSIP No. (004853 10 7).


Item 7.  Financial Statements and Exhibits.

Exhibit No.              Description
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    16                   Letter from Coopers & Lybrand L.L.P. to
                         the SEC re: change in certifying
                         accountant.

    99                   Certificate of Amendment of the
                         Registrant's Certificate of Incorporation, dated November 3, 1997.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 10, 1997

                                   ACORN HOLDING CORP.



                                   By:Stephen A. Ollendorff
                                      _______________________
                                      Stephen A. Ollendorff
                                      Chairman and
                                      Chief Executive Officer

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